Income Taxes	9 Months Ended
Sep. 30, 2012
Income Taxes

(14)    Income Taxes

The provision for income taxes consists of the following (in thousands):

	Fiscal Years Ended June 30,			Six Months Ended December 31,
	2009	2010	2011	2010	2011
				(Unaudited)
Current provision:
Federal	$—	$—	$62	$111	$325
State	5	2	988	449	396
Foreign	43	278	286	93	329

	48	280	1,336	653	1,050

Deferred provision:
Federal	—	—	—	—	22
State	—	—	—	—	3
Foreign	—	—	—	—	—

	—	—	—	—	25

Provision for income taxes	$48	$280	$1,336	$653	$1,075

The components of income (loss) from continuing operations before income taxes by United States and foreign jurisdictions were as follows (in thousands):

	Fiscal Years Ended June 30,			Six Months Ended December 31,
	2009	2010	2011	2010	2011
				(Unaudited)
United States	$(5,864)	$(29,602)	$10,585	$5,368	$(1,375)
Foreign	6	177	581	88	(4,234)

Total	$(5,858)	$(29,425)	$11,166	$5,456	$(5,609)

The effective income tax rate differs from the federal statutory income tax rate applied to the income (loss) before provision for income taxes due to the following (in thousands):

	Fiscal Years Ended June 30,			Six Months Ended December 31,
	2009	2010	2011	2010	2011
				(Unaudited)
Tax computed at the federal statutory rate	$(1,991)	$(10,005)	$3,799	$1,857	$(1,907)
State taxes, net of federal benefit	(312)	(359)	250	122	82
Tax rate differential for international subsidiaries(1)	(1)	(13)	(47)	(23)	1,589
Stock-based compensation	50	149	727	244	978
Tax credits	(677)	(282)	(409)	(150)	(378)
Tax contingencies	194	265	171	74	178
Permanent differences	226	411	305	120	244
Change in state rate	32	(1,170)	662	295	8
Other	(15)	117	344	379	146
Valuation allowance	2,542	11,167	(4,466)	(2,265)	135

Provision for income taxes	$48	$280	$1,336	$653	$1,075

(1)

The change in the impact of the tax rate differential for international jurisdictions is primarily attributable to a change in the mix of income/loss from the United States to international jurisdictions with different income tax rates compared to the United States.

Significant components of our deferred tax assets as of June 30, 2010 and 2011 and December 31, 2011 are shown below (in thousands). A valuation allowance has been recognized to offset our deferred tax assets as realization for fiscal 2010 and 2011 and the six months ended December 31, 2011 of such deferred tax assets has not met the more likely than not threshold.

	June 30,		December 31, 2011
	2010	2011
Deferred tax assets:
Net operating losses	$15,731	$9,936	$4,182
Deferred revenue	848	2,397	8,434
Accrued state taxes	—	286	28
Accrued expenses	416	363	672
Deferred rent	128	183	201
Credit carryforwards	781	858	1,357
Incentive from lessor	—	1,096	1,023
Stock-based compensation	—	345	1,333
Other	409	461	1,130

Total deferred tax assets	18,313	15,925	18,360
Less valuation allowance	(18,160)	(13,694)	(13,829)

	153	2,231	4,531
Deferred tax liabilities:
Accrued expenses	—	—	—
Property and equipment	(153)	(2,231)	(4,531)

Net deferred tax assets	$—	$—	$—

As of December 31, 2011, we had U.S. federal net operating losses and federal tax credit carryforwards of approximately $13.1 million and $0.9 million, respectively. The federal net operating loss carryforwards and federal tax credits will begin to expire in 2024 if not utilized. In addition, we had state net operating losses and state tax credit carryforwards of approximately $39.4 million and $0.9 million, respectively. The state net operating loss and tax credit carryforwards will begin to expire in 2018 if not utilized.

Approximately $6.8 million of federal net operating losses and $4.2 million of state net operating losses relate to stock-based compensation deductions in excess of book expense, the tax effect of which would be to credit additional paid-in capital, if realized.

We had research credit carryforwards of approximately $0.9 million for federal purposes and another $0.9 million for state purposes. If not utilized, the federal carryforward will begin to expire in 2024.

Due to cumulative losses, we maintain a valuation allowance against our deferred tax assets as of December 31, 2011. We consider all available evidence, both positive and negative, in assessing the extent to which a valuation allowance should be applied against deferred tax assets. Our valuation allowance increased $11.2 million for fiscal 2010 as compared to fiscal 2009, decreased $4.5 million for fiscal 2011 as compared to fiscal 2010, and increased $0.1 million during the six months ended December 31, 2011.

Section 382 imposes annual limitations on the utilization of NOL carryforwards and other tax attributes upon an ownership change. In general terms, an ownership change may result from transactions that increase the aggregate ownership of certain stockholders in our stock by more than 50 percentage points over a testing period (generally three years). We completed a Section 382 analysis. Based on this analysis, we do not believe that our NOLs and other tax attributes are limited under Section 382 as of December 31, 2011.

We have not recorded a provision for deferred U.S. tax expense that could result from the remittance of foreign undistributed earnings since we intend to reinvest the earnings of these foreign subsidiaries indefinitely.

Our share of the undistributed earnings of foreign corporations not included in our consolidated federal income tax returns that could be subject to additional U.S. income tax if remitted was approximately $0.2 million, $0.8 million and $0.8 million at June 30, 2010 and 2011 and December 31, 2011, respectively. The determination of the amount of unrecognized U.S federal deferred income tax liability for undistributed earnings is not practicable.

We record liabilities, where appropriate, for all uncertain income tax positions. We recognize potential accrued interest and penalties related to unrecognized tax benefits as income tax expense.

A reconciliation of the beginning and ending balance of total unrecognized tax benefits is as follows (in thousands):

	Fiscal Years Ended June 30,			Six Months Ended December 31,
	2009	2010	2011	2010	2011
				(Unaudited)
Beginning balance	$98	$185	$374	$374	$519
Tax provisions taken in the period:
Additions	87	189	145	73	191
Reductions	—	—	—	—	—

Ending balance	$185	$374	$519	$447	$710

As of July 1, 2011, we had total unrecognized tax benefit of approximately $0.5 million. During the six months ended December 31, 2011, we recognized approximately $0.2 million of interest and penalties associated with unrecognized tax benefits. We do not believe there will be a material change in our unrecognized tax positions over the next twelve months.

We file income tax returns with the U.S. federal, various states and certain foreign jurisdictions. Our tax years ending June 30, 2005 through December 31, 2011 remain open in most jurisdictions.